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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 26, 1999

                                   HPSC, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                             0-11618                 04-256004
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


60 State Street, Boston, MA                                         02109
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (617) 720-3600
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ITEM 5. OTHER EVENTS.

          On April 26, 1999, HPSC, Inc. (the "Company") amended its Rights Agreement, dated August 3, 1993 (the "Rights Plan"), to eliminate those provisions that require that certain actions may only be taken by "Continuing Directors" and to make certain other changes. This Amendment to the Rights Plan was made in response to the Delaware Court of Chancery's recent decision in Carmody v. Toll Brothers, Inc. In the view of the Company's Board of Directors, based on advice of counsel, the Toll Brothers decision has cast doubt on the legality under Delaware law of "Continuing Directors" provisions, also referred to as "dead-hand" provisions, in many existing shareholders rights plans. Although the opinion related to the denial of a motion to dismiss an action challenging the "Continuing Directors" provision and not an opinion addressing the actual validity of the provision under Delaware law, the Delaware court stated that a "Continuing Directors" provision was open to challenge under Delaware law on both statutory and fiduciary grounds. A "Continuing Directors" provision provides that outstanding rights can only be redeemed by "Continuing Directors," which is generally defined to mean directors who were members of the board at the time the Rights Agreement was adopted and any other person who subsequently becomes a member of the board if such person's nomination for election to the board was recommended or approved by a majority of the continuing directors. While the Company's Rights Plan differs in significant respects from the plan considered in the Toll Brothers case, particularly as regards to the "Continuing Directors" provisions thereof, the Board of Directors believes the disputed validity of these provision under the Toll Brothers opinion warrants action to amend the Rights Plan.

          In addition, the Rights Plan was amended to (i) eliminate outdated references to Healthco International, Inc., a former stockholder of the Company, and (ii) exclude John W. Everets and his Affiliates and Associates from the definition of "Acquiring Person" so that his holdings of the Company's common stock do not trigger the dilutive provisions of the Rights Plan.

          The First Amendment to the Rights Agreement is attached hereto as
     Exhibit 4.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          EXHIBIT NUMBER

     4.1 First Amendment dated as of April 26, 1999 to Rights Agreement dated as of August 3, 1993 between HPSC, Inc. and First National Bank of Boston, as Rights agent.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              HPSC, INC.
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                                                              Registrant


DATED:   April 26, 1999                     By: /s/ John W. Everets
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                                                John W. Everets
                                                Chairman and Chief
                                                Executive Officer